UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2004

YFC 355 CORP.

(Exact name of registrant as specified in its charter)

NEVADA	000-30201	88-0453328
State or other jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

770 E. Warm Springs Road, Suite 250, Las Vegas, Nevada	89119
(Address of principal executive offices)	Zip Code)

(702) 866-5839

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

        On November 3, 2004, as a result of correspondence from the State of California Department of Corporations declining to conduct a fairness hearing, both Simbajamba Mines Ltd. and YFC 355 Corp. have terminated the Merger that was previously disclosed in a Form 8-K filed on September 16, 2004.

        YFC 355 Corp. will continue to seek out qualified companies as a candidate for a business combination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                YFC 355 CORP

                                                                                                                By:/s/ Anthony N. DeMint

                                                                                                                      Anthony N. DeMint, President

Date: November 3, 2004